Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies
Commitments and Contingencies

16. Commitments and Contingencies

The Partnership’s commitments and contingencies include customary claims and obligations incurred in the normal course of business. In the opinion of management, these matters will not have a material effect on the Partnership’s combined financial position.

As a result of merger activity certain tenants have announced their intentions to rationalize their networks and terminate leases. We expect that T‑Mobile’s acquisition of MetroPCS (completed in 2013) will potentially result in the termination of certain of MetroPCS’s tenant leases included in our asset portfolio. In December 2014, we received one termination notice related to a MetroPCS tenant site and we expect to receive additional termination notifications from MetroPCS during 2015. The termination of leases in our portfolio would result in lower rental revenue, may lead to impairment of our real property interests, or other adverse effects to our business.

We have approximately  $13.6 million of real property interest subject to subordination to lenders of the property. To the extent a lender forecloses on a property the Partnership would take impairment charges for the book value of the asset and no longer be entitled to the revenue associated with the asset.